Exhibit 10AA
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                           HAEMONETICS CORPORATION

                           1998 STOCK OPTION PLAN

                         FOR NON-EMPLOYEE DIRECTORS

      1.  PURPOSE
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      The purpose of this Haemonetics Corporation 1998 Stock Option Plan for
Non-Employee Directors (the "Plan") is to attract and retain the services of experienced and knowledgeable independent directors who are not employees (sometimes referred to herein collectively as "Participants") of Haemonetics Corporation ("Haemonetics" or the "Company") or its subsidiaries for the benefit of Haemonetics and its stockholders and to provide additional incentive for such Participants to continue to work in the best interests of Haemonetics and its stockholders through continuing ownership of its common stock.

      2.  SHARES SUBJECT TO THE PLAN
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      The total number of shares of common stock, par value $.01 per share of Haemonetics ("Common Stock") available for stock options granted under this Plan shall not exceed 500,000 shares in the aggregate, subject to adjustment in accordance with Section 12 hereof. Shares issued under the Plan may be authorized but unissued shares of Common Stock or shares of Common Stock held in treasury. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors. Stock issuable upon the exercise of an option granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of Directors.

      3.  ADMINISTRATION OF THE PLAN
          --------------------------

      The Plan shall be administered by the Board of Directors. The Board shall, subject to the provisions of this Plan, have the power to construe this Plan, to determine all questions of interpretation and application of the Plan and to adopt and amend such rules and regulations for the administration of the Plan as the Board may deem desirable. No member of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any option granted under it.

      4.  ELIGIBILITY
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      Members of the Board of Directors of Haemonetics who are not employees of Haemonetics or its subsidiaries are eligible to be granted options under the Plan.

      5.  OPTION AGREEMENT
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      Each option granted under the Plan shall be evidenced by an option agreement (the "Agreement") duly executed on behalf of Haemonetics and by the director to whom such option is granted, which Agreements shall (i) comply with and be subject to the terms and conditions of the Plan and (ii) provide that the optionee agrees to continue to serve as a director of Haemonetics, during the term for which he or she was elected.

      6.  OPTION EXERCISE PRICE
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      Subject to the provisions of Section 10 hereof, the option exercise price for an option granted under the Plan shall be the fair market value of the shares of the Common Stock of Haemonetics covered by the option on the date of grant of the option. For the purposes hereof and Section 7, the fair market value of the Common Stock of Haemonetics shall be the mean between the high and low sales prices of the Common Stock of Haemonetics on the New York Stock Exchange ("NYSE") on the date of grant, or (if the Common Stock of Haemonetics did not trade on such date) on the most recent date prior to the date of grant on which such trading occurred.

      7.  TIME AND MANNER OF EXERCISE OF OPTIONS
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      Each option granted under the Plan shall, subject to Section 8 and
Section 10 hereof, be exercisable at such time or times and during such period as is determined by the Board of Directors and set forth in the Agreement; provided, however, that no option granted under the Plan shall have a term in excess of ten (10) years from the date of grant. To the extent that the right to exercise an option has accrued and is in effect, the option may be exercised in full at one time or in part from time to time by giving written notice, signed by the person or persons exercising the option, to Haemonetics, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares, which payment may be in cash or in whole or in part in shares of the Common Stock of Haemonetics already owned for a period of at least six months by the person or persons exercising the option, valued at fair market value, as determined under Section 6 hereof, on the date of exercise. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made as promptly as practicable at the principal office of Haemonetics to the person or persons exercising the option.

      8.  TERM OF OPTIONS
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      (a)  Each option shall expire ten (10) years from the date of the granting thereof, but shall be subject to earlier termination as herein provided.

      (b) In the event of the death of an optionee, the option granted to such optionee may be exercised, to the extent the optionee was entitled to do so on the date of such optionee's death, by the estate of such optionee or by any person or persons who acquired the right to exercise such option by bequest or inheritance or otherwise by reason of the death of such optionee. Such option may be exercised at any time within one (1) year after the date of death of such optionee, at which time the option shall terminate, or prior to the date on which the option otherwise expires by its terms, whichever is earlier.

      (c) In the event that an optionee ceases to be a director of Haemonetics, the option granted to such optionee may be exercised by him or her, but only to the extent that under Section 7 hereof the right to exercise the option has accrued and is in effect. Such option may be exercised at any time within three (3) months after the date such optionee ceases to be a director of Haemonetics, at which time the option shall terminate, but in any event prior to the date on which the option expires by its terms, whichever is earlier, unless termination as a director, (a) was by Haemonetics for cause, in which case the option shall terminate immediately at the time the optionee ceases to be a director of Haemonetics,
(b) was because the optionee has become disabled (within the meaning of Section 22(e)(3) of the Code), or (c) was by reason of the death of the optionee. In the case of death, see Section 8(b) above. In the case of disability, the option may be exercised, to the extent then exercisable under Section 7 hereof, at any time within one (1) year after the date of termination of the optionee's directorship with Haemonetics, at which time the option shall terminate, but in any event prior to the date on which the option otherwise expires by its terms, whichever is earlier.

      9.  OPTIONS NOT TRANSFERABLE
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      The right of any optionee to exercise an option granted to him or her under the Plan shall not be assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Any option granted under the Plan shall be exercisable during the lifetime of such optionee only by him or her. Any option granted under the Plan shall be null and void and without effect upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such option.

      10.  RECAPITALIZATIONS, REORGANIZATIONS AND THE LIKE
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      (a)  In the event that the outstanding shares of the Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

      (b) In addition, unless otherwise determined by the Board in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (ii) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company's assets or stock may, in his, her or its discretion, deliver to the optionee the same kind of consideration that is delivered to the shareholders of the Company as a result of such sale, conveyance or Change in Control, or the Board may cancel all outstanding options in exchange for consideration in cash or in kind which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise been made prior to such sale, conveyance or Change in Control, less the option price therefor. Upon receipt of such consideration by the optionee, his or her option shall immediately terminate and be of no further force and effect. The value of the stock or other securities the optionee would have received if the option had been exercised shall be determined in good faith by the Board, and in the case of shares of the Common Stock of the Company, in accordance with the provisions of Section 6 hereof. The Board shall also have the power and right to accelerate the exercisability of any options, notwithstanding any limitations in this Plan or in the Agreement upon such a sale, conveyance or Change in Control. A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than thirty five percent (35%) of the then outstanding Common Stock of the Company, shall acquire such additional shares of the Company's Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own thirty five percent (35%) or more of the Company's Common Stock outstanding.

      (c) Upon dissolution or liquidation of the Company, all options granted under this Plan shall terminate, but each optionee (if at such time associated with the Company or any of its subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her option to the extent then exercisable.

      (d) No fraction of a share shall be purchasable or deliverable upon the exercise of any option, but in the event any adjustment hereunder of the number of shares covered by the option shall cause such number to include a fraction of a share, such number shall be adjusted to the nearest smaller whole number of shares.

      11.  RESTRICTIONS ON ISSUE OF SHARES
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      Notwithstanding the provisions of Section 7 hereof, Haemonetics may delay the issuance of shares covered by the exercise of any option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

      (i) the shares with respect to which an option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal and state securities acts now in force or hereafter amended; or

      (ii) counsel for Haemonetics shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration under applicable Federal and state securities acts now in force or hereafter amended.

      It is intended that all exercises of options shall be effective. Accordingly, Haemonetics shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that Haemonetics shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issue of shares in respect of which any option may be exercised, except as otherwise agreed to by Haemonetics in writing.

      12.  RIGHTS OF HOLDER ON PURCHASE FOR INVESTMENT; SUBSEQUENT REGISTRATION
           --------------------------------------------------------------------

      Unless the shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, Haemonetics shall be under no obligation to issue any shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to Haemonetics which is satisfactory in form and scope to counsel to Haemonetics and upon which, in the opinion of such counsel, Haemonetics may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if shares are issued without such registration a legend to this effect may be endorsed upon the securities so issued. In the event that Haemonetics shall, nevertheless, deem it necessary or desirable to register under the Securities Act of 1933 or other applicable statutes any shares with respect to which an option shall have been exercised, or to qualify any such shares for exemption from the Securities Act of 1933 or other applicable statutes, then Haemonetics shall take such action at its own expense and may require from each optionee such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to Haemonetics and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

      13.  APPROVAL OF STOCKHOLDERS
           ------------------------

      The Plan shall be subject to approval by the vote of stockholders holding at least a majority of the voting stock of Haemonetics voting in person or by proxy at a duly held stockholders' meeting, or by written consent of all of the stockholders, and shall take effect immediately as of its date of adoption upon such approval.

      14.  EXPENSES OF THE PLAN
           --------------------

      All costs and expenses of the adoption and administration of the Plan shall be borne by Haemonetics, and none of such expenses shall be charged to any optionee.

      15.  TERMINATION AND AMENDMENT OF PLAN
           ---------------------------------

      Unless sooner terminated as herein provided, the Plan shall terminate ten (10) years from the date upon which the Plan was duly approved by the Board. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable.

      16.  LIMITATION OF RIGHTS IN THE OPTION SHARES
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      An optionee shall not be deemed for any purpose to be a stockholder of
Haemonetics with respect to any of the options except to the extent that the option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued theretofore and delivered to the optionee.

      17.  NOTICES
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      Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to Haemonetics, to its principal place of business, attention: General Counsel, and, if to an optionee, to the address as appearing on the records of Haemonetics.




APPROVED BY BOARD OF DIRECTORS:  May 1, 1998